Goldman Sachs Funds

GROWTH EQUITY FUNDS

Semiannual Report February 28, 2001

FINANCIAL STATEMENT ANALYSIS
INVESTING PRINCIPLES

Long-term capital growth

potential from a diversified

portfolio of equity securities.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Market Review

Dear Shareholder:

During the period under review, the overall equity market continued the downward trend that began last year, and many investors rotated to more defensive stocks and high-quality bonds.

  Market Review: Stocks Fall, Bonds Rise and Select Opportunities Emerge — For the six month reporting period that ended February 28, 2001, the U.S. stock market, as measured by the S&P 500 Index, fell 17.84%, while the bond market, as measured by the Lehman Aggregate Bond Index rose 7.50%. As a whole, the stock market’s decline was a sharp contrast to double-digit gains generated in previous years. And certain areas of the market fell even more dramatically. Nowhere was this more evident than in the technology sector. As the reporting period progressed, the correction in the price of technology stocks intensified. All told, during the period the technology-laden NASDAQ Composite Index plunged 48.84%. As a result, many investors abandoned technology stocks in favor of  “safer havens,” such as high-quality bonds and more defensive stocks that tend to perform well during periods of market uncertainty.

  The news wasn’t all bad in the financial markets, however. After a prolonged period of underperforming their growth counterparts, value stocks posted relatively strong returns. Investors were drawn to the solid fundamentals found in many value-oriented industries, including the Financial Services, Real Estate and Healthcare sectors. U.S. Treasury securities also generated impressive results, as these issues rose sharply as interest rates fell.

  The Economy Stumbles — In our last report to shareholders, we explained that economic growth in the U.S. was beginning to moderate. Since that time, we’ve seen economic activity fall sharply. By the fourth quarter, many financial and economic indicators suggested the increasing probability of a recession. The most significant signs of moderation included weak production data, higher weekly unemployment claims, and lower consumer confidence. This triggered the Federal Reserve Board (the “Fed”) to switch gears and officially move from a “tightening” to an “easing” bias. In January 2001, the Fed lowered interest rates on two occasions, and explained that further cuts may be necessary to ward off a recession.

  In summary, it has been an eventful period in the financial markets, one that we believe magnifies the importance of taking a long-term investment approach and the value of professional investment management and advice. As always, we appreciate your confidence and look forward to serving your investment needs in the future.

  Sincerely,

David B. Ford	David W. Blood
Co-Head, Goldman Sachs Asset Management	Co-Head, Goldman Sachs Asset Management

March 15, 2001

GOLDMAN SACHS GROWTH EQUITY FUNDS

What Differentiates Goldman Sachs’
Growth Equity Investment Process?

Over the past 20 years, the Goldman Sachs Growth Equity Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

GOLDMAN SACHS’
GROWTH EQUITY
INVESTMENT PROCESS

1	BUY THE BUSINESS
Make decisions as long-term business owners rather than as stock traders	Result
Perform in-depth, fundamental research	Performance driven by the compounding growth of businesses over time — not short- term market movements
Focus on long-term structural and competitive advantages	Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

2	BUY HIGH-QUALITY GROWTH BUSINESSES
Identify high quality growth businesses.	Result
Some required investment criteria include:	Invesment in businesses that meet these criteria — and are strategically positioned for consistant long-term growth
■ Established brand names
■ Dominant market shares
■ Pricing power
■ Recurring revenue streams
■ Free cash flow
■ Long product life cycles
■ Favorable long-term growth prospects
■ Excellent management

3	BUY AT AN ATTRACTIVE PRICE
■	Perform rigorous valuation analysis of every potential investment	Result
■	Use valuation tools and analytics to ensure that the high-quality business franchises we've identified also represent sound investments	Good investment decisions based on solid understanding of what each business is worth
Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

FUND BASICS

Capital Growth Fund
as of February 28, 2001

PERFORMANCE REVIEW
August 31, 2000–February 28, 2001	Fund Total Return (without sales charge)[1]	S&P 500 Index[2]

Class A	–18.48%	–17.84%
Class B	–18.76	–17.84
Class C	–18.76	–17.84
Institutional	–18.32	–17.84
Service	–18.50	–17.84

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.
2 The unmanaged S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/00	Class A	Class B	Class C	Institutional	Service

One Year	–12.77%	–12.99%	–9.30%	–7.36%	–7.84%
Five Years	19.50	N/A	N/A	N/A	20.77[4]
Ten Years	18.87	N/A	N/A	N/A	19.50[4]
Since Inception	16.92	19.30	15.72	16.98	17.50[4]
	(4/20/90)	(5/1/96)	(8/15/97	(8/15/97)	(4/20/90)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

4 Performance data for Service shares prior to 8/15/97 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Capital Growth Fund reflects the expenses applicable to the Fund’s Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS ASOF 2/28/01
Holding	% of Total Net Assets	Line of Business

General Electric Co.	4.0%	Financial Services
Microsoft Corp.	3.7	Computer Software
Pfizer, Inc.	3.2	Drugs
Exxon Mobil Corp.	2.7	Energy Resources
Wal-Mart Stores, Inc.	2.4	Department Stores
Bristol-Meyers Squibb Co.	2.3	Drugs
Citigroup, Inc.	2.3	Banks
AOL Time Warner, Inc.	2.2	Media
EMC Corp.	1.9	Computer Hardware
American International Group, Inc.	1.8	Property Insurance

The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

Capital Growth Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Capital Growth Fund for the six-month period that ended February 28, 2001.

Performance Review

Over the six-month period that ended February 28, 2001, the Fund’s Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of –18.48%, –18.76%, –18.76%, –18.32%, and –18.50%, respectively. These figures compare to the –17.84% cumulative total return of the Fund’s benchmark, the S&P 500 Index.

During the turbulent reporting period, our Consumer Staples holdings were the greatest contributors to performance, as investors moved out of the volatile Technology sector and into more defensive stocks. Our holdings in this area are leaders in their respective industries and benefit from strong loyalty to their brands. We also benefited from strong stock selection in the Financial Services sector. Investors favored these interest rate-sensitive stocks, anticipating that a slowdown in economic growth would lead the Federal Reserve Board (the “Fed”) to cut rates in the near future. Although our Technology stocks declined along with the overall sector, the Growth Equity strategy was helped by an underweight relative to the S&P 500. Within this sector, we believe that we are well positioned over the long-term, as we own the dominant franchises in areas such as Internet infrastructure and services. Our overweight in Media and Communications stocks detracted from results, as investors continued to shy away from this sector in general, and from radio and broadcasting stocks in particular, due to concerns over a decrease in advertising revenues.

Portfolio Composition

As bottom-up stock pickers, we focus on the real worth of the business, and to the extent that we find several businesses in related industries that have long-term growth potential, we may develop an overweight in a given sector. With this in mind, as of February 28, 2001, the Fund maintained overweight positions in the Consumer Services and Media and Communications sectors. Underweight positions were held in the Energy, Cyclicals, Utilities, Technology, Health Care and Financial sectors.

Portfolio Highlights

  Bristol-Myers Squibb Co. — Bristol Myers Squibb is the leading pharmaceutical company and has continued to generate high profit margins with relatively low fixed-capital expenditures — even in a difficult economic climate. Over the long-term, we believe the company should benefit from favorable demographic trends, as the baby boom population ages and the demand for pharmaceuticals rises.

PORTFOLIO RESULTS

  Walgreen Co. — Walgreen is a national drugstore chain, and its stock rose significantly as investors noted its ability to produce consistent sales and earnings growth. Walgreen was able to expand gross margins, while embarking on an aggressive store expansion plan — one sign of an efficient business model.
  Philip Morris Cos., Inc. — Philip Morris received positive press during the reporting period, as it announced the eventual spin-off of its Kraft Foods division, which is viewed as one of the country’s strongest food companies. The company also benefited from a flight to companies with a consistent ability to grow earnings power and generate free cash.

  As 2000 progressed, it became increasingly apparent that the U.S. economy was slowing and the consensus began to anticipate an easing by the Federal Reserve Board (the “Fed”). This sentiment aided the performance of defensive stocks in areas such as Consumer Staples and Financial Services, as investors reduced their exposure to the volatile Technology sector. The Fund’s exposure has been, and continues to be, in those companies that we believe have strong franchises, dominant market share and strategic competitive advantages.

  Outlook

  2001 is likely to be a year marked by reduced earnings expectations, but a more accommodating Fed. We will continue to apply our stringent standards and criteria in determining the endurance and strength of our individual businesses. We will also keep a watchful eye for any signal of balance sheet deterioration and, as always, monitor the trends in returns on invested capital and cash flow generation.

  We thank you for your investment and look forward to earning your continued confidence.

  Goldman Sachs Growth Equity Investment Team

  New York
  March 15, 2001

FUND BASICS

Strategic Growth Fund
as of February 28, 2001

PERFORMANCE REVIEW
August 31, 2000–February 28, 2001	Fund Total Return (without sales charge)[1]	S&P 500 Index[2]

Class A	–17.24%	–17.84%
Class B	–17.49	–17.84
Class C	–17.54	–17.84
Institutional	–17.08	–17.84
Service	–17.16	–17.84

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

2 The unmanaged S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/00	Class A	Class B	Class C	Institutional	Service

One Year	–12.57%	–12.70%	–9.09%	–7.05%	–7.32%
Since Inception	3.09	3.57	6.05	7.19	6.82
(5/24/99)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 2/28/01
Holding	% of Total Net Assets	Line of Business

General Electric Co.	4.0%	Financial Services
Pfizer, Inc.	4.0	Drugs
Microsoft Corp.	3.6	Computer Software
Bristol-Meyers Squibb Co.	3.3	Drugs
Viacom, Inc. Class B	2.8	Entertainment
Federal Home Loan Mortgage Corp.	2.8	Financial Services
Federal National Mortgage Association	2.7	Financial Services
Citigroup, Inc.	2.6	Banks
The AES Corp.	2.5	Electrical Utilities
AMBAC Financial Group, Inc.	2.4	Property Insurance

The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

Strategic Growth Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Strategic Growth Fund for the six-month period that ended February 28, 2001.

Performance Review

Over the six-month period that ended February 28, 2001, the Fund’s Class A, B, C, Institutional and Service share classes generated cumulative total returns, without sales charges, of –17.24%, –17.49%, –17.54%, –17.08%, and –17.16%, respectively. The Fund’s benchmark, the S&P 500 Index, generated a cumulative total return of –17.84%.

The Fund’s relative outperformance versus its benchmark was driven by strong stock selection in the Consumer Staples, Healthcare and Financial Services sectors. Our holdings in these areas are leaders in their respective industries and benefit from loyalty to their strong brands. In addition, we believe these companies are all well positioned to take advantage of favorable global and demographic trends. Although our Technology stocks declined along with the overall sector, the Growth Equity strategy was helped by an underweight relative to the S&P 500 Index. Within this sector, we believe that we are well positioned over the long term, as we own the dominant franchises in areas such as Internet infrastructure and services.

Portfolio Composition

The Goldman Sachs Strategic Growth Fund invests primarily in larger cap growth stocks. More specifically, we focus the portfolio on high quality growth companies with dominant market share, pricing control, recurring revenue streams, and free cash flow. This portfolio is more selective and focused than many mutual funds, as we typically hold between 80 and 90 stocks.

  Federal Home Loan Mortgage Corp. (FHLMC) — FHLMC, along with Federal National Mortgage Association, directs the secondary mortgage market. Both have the advantage of the implied faith and credit of the U.S. government to back their loans. Although FHLMC was down in early 2000 on threats of federal regulation, it rebounded as investors recognized the company’s strengths: high returns on equity, consistent earnings growth, controllable credit and interest rate risks, and minimal competition.
  CVS Corp. — Despite the difficult economic environment, the market for drugstores remained healthy and one of the leading national drug chains, CVS, was a beneficiary. The company’s pharmacy unit, one of its fastest growing businesses, should continue to benefit from favorable demographic trends, as the population ages and the demand for pharmaceuticals rises.
  Philip Morris Cos., Inc. — Philip Morris received positive press during the reporting period, as it announced the eventual spin-off of its Kraft Foods division, which is viewed as one of the country’s strongest food companies. The company also benefited from a flight to companies with a consistent ability to grow earnings power and generate free cash.

PORTFOLIO RESULTS

As 2000 progressed, it became increasingly apparent that the U.S. economy was slowing and the consensus began to anticipate an easing by the Federal Reserve Board (the “Fed”). This sentiment aided the performance of defensive stocks in areas such as Consumer Staples and Financial Services, as investors reduced their exposure to the volatile Technology sector. The Fund’s exposure has been, and continues to be, in those companies that we believe have strong franchises, dominant market share and strategic competitive advantages.

Outlook

2001 is likely to be a year marked by reduced earnings expectations, but a more accommodating Fed. We will continue to apply our stringent standards and criteria in determining the endurance and strength of our individual businesses. We will also keep a watchful eye for any signal of balance sheet deterioration and, as always, monitor the trends in returns on invested capital and cash flow generation.

We thank you for your investment and look forward to earning your continued confidence.

Goldman Sachs Equity Investment Team

New York
March 15, 2001

FUND BASICS

Growth Opportunities Fund
as of February 28, 2001

PERFORMANCE REVIEW
August 31, 2000–February 28, 2001	Fund Total Return (without sales charge)[1]	S&P MidCap 400 Index[2]

Class A	–2.48%	–7.95%
Class B	–2.85	–7.95
Class C	–2.77	–7.95
Institutional	–2.26	–7.95
Service	–2.49	–7.95

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

2 The unmanaged S&P MidCap 400 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZEDTOTAL RETURNS[3]
For the period ended 12/31/00	Class A	Class B	Class C	Institutional	Service

One Year	19.00%	19.75%	24.08%	26.46%	25.74%
Since Inception	45.79	48.45	49.92	51.54	50.73
(5/24/99)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 2/28/01
Holding	% of Total Net Assets	Line of Business

Cendant Corp.	2.6%	Leisure
AMBAC Financial Group, Inc.	2.5	Property Insurance
Harrah’s Entertainment, Inc.	2.2	Hotels
Sabre Holdings Corp.	2.2	Computer Software
Loews Corp.	2.1	Property Insurance
Allied Capital Corp.	2.0	Financial Services
Energizer Holdings, Inc.	2.0	Home Products
SunGard Data Systems, Inc.	2.0	Information Services
ITT Educational Services, Inc.	1.9	Industrial Services
Insight Communications, Inc.	1.9	Media

The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS

Growth Opportunities Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Growth Opportunities Fund for the six-month period that ended February 28, 2001.

Performance Review

Over the six-month period that ended February 28, 2001, the Fund’s Class A, B, C, Institutional and Service share classes generated cumulative total returns, without sales charges, of –2.48%, –2.85%, –2.77%, –2.26%, and –2.49%, respectively. The Fund outperformed its benchmark on a relative basis, as the S&P MidCap 400 Index generated a cumulative total return of –7.95%

As these returns indicate, it has been a difficult period in the financial markets — largely due to the severe and prolonged correction in the Technology sector. The Fund’s relative outperformance versus its benchmark was primarily attributable to strong stock selection in the Finance, Energy, and Producer Goods and Services sectors. In the Producer Goods and Services sector, Sabre Holdings Corp., Insight Communications, W.W. Grainger, Inc. and Convergys all enhanced returns. The Fund’s winning Energy stocks were dominated by oil service and natural gas producers, including Louis Dreyfus Natural Gas Corp., Weatherford International, and Nabors Industries. We believe the convergence of the electricity and natural gas markets has led to healthy volume growth and a tightening of the intermediate term supply-demand relationship. This has led to sustained positive commodity pricing and increased demand for oil field services. In the Financial sector, we had excellent stock selection, in particular from AMBAC Financial Group Inc., Allied Capital Corp., Charter One Financial, Inc. and MetLife Inc.

Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. We seek companies that generally fall into these categories: (1) high growth companies with dominant market share in a niche industry, (2) companies that are undergoing fundamental improvements in their business or long-term growth rates, (3) under-followed/under-recognized growth companies whose long-term prospects are under-appreciated by Wall Street analysts. We strive to purchase these companies at reasonable valuations, in order to capture the full benefits of their growth.

■	Sabre Holdings Corp. — Sabre is the leader in both the corporate online travel channel and the consumer e-commerce channel for airlines, travel suppliers and travel agencies. Sabre Holdings, which acquired Getthere (a previous holding of the Fund) in August has more than 1,000 combined customers, including corporations such as Boeing, Cisco Systems, Citicorp, and General Electric. Sabre also runs consumer Web sites for several airlines.

PORTFOLIO RESULTS

  Harrah’s Entertainment, Inc. — Harrah’s is one of the most diversified gaming company in the United States and the only gaming organization that has pursued a national brand for its casinos. The company owns and operates 23 casinos, with facilities in virtually every major gaming market in the country. Harrah’s is widely acknowledged to possess the most sophisticated management team in the industry.
  AMBAC Financial Group, Inc. — AMBAC is the second largest municipal bond insurer/guarantor in the country. It’s also a major insurer in the structured and asset-backed market, and provides investment contracts and interest rate swaps to municipalities. The firm has an international joint venture with MBIA, the largest municipal bond insurer, and has three mutual funds that are marketed to municipalities.

As 2000 progressed, it became increasingly apparent that the U.S. economy was slowing and the consensus began to anticipate an easing by the Federal Reserve Board (the “Fed”). This sentiment aided the performance of defensive stocks in areas such as Consumer Staples and Financial Services, as investors reduced their exposure to the volatile Technology sector. The Fund’s exposure has been, and continues to be, in those companies that we believe have strong franchises, dominant market share and strategic competitive advantages.

Outlook

2001 is likely to be a year marked by reduced earnings expectations, but a more accommodating Fed. We will continue to apply our stringent standards and criteria in determining the endurance and strength of our individual businesses. We will also keep a watchful eye for any signal of balance sheet deterioration and, as always, monitor the trends in returns on invested capital and cash flow generation.

We thank you for your investment and look forward to earning your continued confidence.

Goldman Sachs Equity Investment Team

New York
March 15, 2001

GOLDMAN SACHS CAPITAL GROWTH FUND

Performance Summary
February 28, 2001 (Unaudited)

The following graph shows the value, as of February 28, 2001, of a $10,000 investment made on April 20, 1990 (commencement of operations) in Class A shares (maximum sales charge of 5.5%) of the Goldman Sachs Capital Growth Fund. For comparative purposes, the performance of the Fund’s benchmark (the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”)) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

Capital Growth Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested April 20, 1990 to February 28, 2001.

Average Annual Total Return through February 28, 2001	Since Inception	Ten Years	Five Years	One Year	Six Months(a)

Class A (commenced April 20, 1990)
Excluding sales charges	16.49%	17.25%	18.14%	-8.27%	-18.48%
Including sales charges	15.88%	16.60%	16.81%	-13.33%	-22.95%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	17.17%	n/a	n/a	-8.94%	-18.76%
Including contingent deferred sales charges	16.81%	n/a	n/a	-13.49%	-22.82%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	12.61%	n/a	n/a	-8.95%	-18.76%
Including contingent deferred sales charges	12.61%	n/a	n/a	-9.86%	-19.57%

Institutional Class (commenced August 15, 1997)	13.85%	n/a	n/a	-7.91%	-18.32%

Service Class (commenced August 15, 1997)	13.33%	n/a	n/a	-8.31%	-18.50%

(a)	Not annualized
GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Investments
February 28, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – 96.1%

Banks – 5.4%
466,549	Bank of America Corp.	$ 23,304,123
1,524,700	Citigroup, Inc.	74,984,746
336,190	State Street Corp.	33,770,285
278,800	The Bank of New York Co., Inc.	14,436,264
580,000	Wells Fargo & Co.	28,791,200

		175,286,618

Chemicals – 1.7%
474,329	E.I. du Pont de Nemours & Co.	20,723,434
193,100	Minnesota Mining & Manufacturing Co.	21,772,025
350,700	The Dow Chemical Co.	11,506,467

		54,001,926

Computer Hardware – 5.9%
68,500	Brocade Communications Systems, Inc.*	2,658,656
2,437,680	Cisco Systems, Inc.*	57,742,545
717,890	Dell Computer Corp.*	15,703,844
1,536,500	EMC Corp.	61,091,240
190,100	Emulex Corp.*	5,857,456
403,920	Hewlett-Packard Co.	11,653,092
1,706,400	Sun Microsystems, Inc.*	33,914,700

		188,621,533

Computer Software – 7.0%
420,000	International Business Machines, Inc.	41,958,000
143,000	Intuit, Inc.*	5,880,875
2,017,300	Microsoft Corp.*	119,020,700
1,700,400	Oracle Corp.*	32,307,600
352,330	Sabre Holdings Corp.	15,192,470
179,160	VERITAS Software Corp.*	11,634,202

		225,993,847

Defense/Aerospace – 1.0%
474,400	Honeywell International, Inc.	22,159,224
144,900	The Boeing Co.	9,012,780

		31,172,004

Department Stores – 2.4%
1,571,900	Wal-Mart Stores, Inc.	78,736,471

Drugs – 10.1%
499,900	American Home Products Corp.	30,878,823
303,700	Amgen, Inc.*	21,885,381
1,185,210	Bristol-Myers Squibb Co.	75,154,166
333,200	Eli Lilly & Co.	26,476,072
507,900	Merck & Co., Inc.	40,733,580
2,311,210	Pfizer, Inc.	104,004,450
640,900	Schering-Plough Corp.	25,796,225

		324,928,697

Electrical Equipment – 1.9%
378,440	JDS Uniphase Corp.*	10,123,270
198,574	McDATA Corp.*	3,549,510
439,887	Motorola, Inc.	6,673,086

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – (continued)
453,800	Nortel Networks Corp.	$ 8,390,762
596,540	QUALCOMM, Inc.*	32,697,849

		61,434,477

Electrical Utilities – 1.6%
211,800	Duke Energy Corp.	8,630,850
685,300	The AES Corp.*	36,985,641
222,860	The Southern Co.	6,897,517

		52,514,008

Energy Resources – 5.3%
214,300	Chevron Corp.	18,356,938
193,500	Enron Corp.	13,254,750
1,065,806	Exxon Mobil Corp.	86,383,576
815,700	Royal Dutch Petroleum Co. ADR	47,579,781
151,600	Unocal Corp.	5,345,416

		170,920,461

Entertainment – 2.1%
359,000	The Walt Disney Co.	11,111,050
1,160,430	Viacom, Inc. Class B*	57,673,393

		68,784,443

Environmental Services – 0.2%
214,900	Waste Management, Inc.	5,452,013

Financial Services – 8.9%
842,500	Federal Home Loan Mortgage Corp.	55,478,625
738,800	Federal National Mortgage Assoc.	58,882,360
2,741,100	General Electric Co.	127,461,150
1,201,180	MBNA Corp.	39,494,798
118,950	Stilwell Financial, Inc.	3,794,505

		285,111,438

Food & Beverage – 3.1%
834,500	PepsiCo, Inc.	38,453,760
738,600	The Coca-Cola Co.	39,167,958
229,680	Wm. Wrigley Jr. Co.	21,387,802

		99,009,520

Forest – 0.9%
253,200	International Paper Co.	9,535,512
130,100	Kimberly-Clark Corp.	9,302,150
178,100	Weyerhaeuser Co.	9,571,094

		28,408,756

Heavy Electrical – 0.1%
60,700	Emerson Electric Co.	4,060,830

Home Products – 3.4%
366,300	Avon Products, Inc.	15,553,098
727,060	Colgate-Palmolive Co.	42,932,893
695,700	Energizer Holdings, Inc.*	17,322,930

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CAPITAL GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Home Products – (continued)
272,400	The Gillette Co.	$ 8,855,724
335,680	The Procter & Gamble Co.	23,665,440

		108,330,085

Hotels – 2.5%
1,098,600	Harrah’s Entertainment, Inc.*	34,078,572
605,040	Marriott International, Inc.	25,823,107
583,780	Starwood Hotels & Resorts Worldwide, Inc.	20,373,922

		80,275,601

Industrial Parts – 0.8%
299,450	Tyco International Ltd.	16,364,943
133,540	United Technologies Corp.	10,404,101

		26,769,044

Information Services – 0.8%
393,410	First Data Corp.	24,297,002

Internet – 0.9%
139,730	CheckFree Corp.*	6,733,239
226,285	E.piphany, Inc.*	3,804,417
158,160	S1 Corp.*	1,117,005
187,065	VeriSign, Inc.*	8,920,662
339,900	Yahoo!, Inc.*	8,093,869

		28,669,192

Leisure – 0.4%
923,700	Cendant Corp.*	12,081,996

Media – 7.6%
1,124,100	A.H. Belo Corp.	20,233,800
1,642,740	AOL Time Warner, Inc.*	72,329,842
1,885,100	AT&T Corp.-Liberty Media Corp.*	27,710,970
223,600	Automatic Data Processing, Inc.	13,192,400
165,700	Cablevision Systems Corp.*	12,858,320
265,730	Clear Channel Communications, Inc.*	15,186,469
249,620	Comcast Corp.*	10,811,666
343,390	EchoStar Communications Corp.*	8,971,064
139,400	Gannett Co., Inc.	9,219,916
789,877	General Motors Corp. Class H*	17,906,512
169,400	Tribune Co.	6,877,640
411,000	Univision Communications, Inc.*	13,563,000
559,430	Valassis Communications, Inc.*	16,911,569

		245,773,168

Medical Products – 1.3%
427,200	Johnson & Johnson	41,579,376

Mining – 0.3%
291,200	Alcoa, Inc.	10,413,312

Shares	Description	Value

Common Stocks – (continued)

Motor Vehicle – 0.8%
542,242	Ford Motor Co.	$ 15,079,750
197,348	General Motors Corp.	10,522,595

		25,602,345

Oil Refining – 0.4%
188,200	Texaco, Inc.	12,063,620

Oil Services – 0.7%
365,300	Schlumberger Ltd.	23,287,875

Property Insurance – 2.9%
609,245	AMBAC Financial Group, Inc.	34,361,418
724,031	American International Group, Inc.	59,225,736

		93,587,154

Publishing – 0.4%
327,200	The New York Times Co.	14,462,240

Restaurants – 0.9%
953,400	McDonald’s Corp.	28,029,960

Security/Asset Management – 1.5%
203,600	Merrill Lynch & Co., Inc.	12,195,640
176,200	Morgan Stanley Dean Witter & Co.	11,475,906
1,206,100	The Charles Schwab Corp.	25,207,490

		48,879,036

Semiconductors – 2.8%
172,800	Applied Materials, Inc.*	7,300,800
1,875,800	Intel Corp.	53,577,538
169,500	PMC-Sierra, Inc.*	5,678,250
365,700	Texas Instruments, Inc.	10,806,435
298,600	Xilinx, Inc.*	11,608,075

		88,971,098

Specialty Retail – 2.6%
242,000	CVS Corp.	14,762,000
710,350	The Home Depot, Inc.	30,189,875
871,320	Walgreen Co.	38,616,902

		83,568,777

Telephone – 4.5%
597,698	AT&T Corp.	13,747,054
272,600	BellSouth Corp.	11,438,296
493,300	Qwest Communications International, Inc.*	18,237,301
1,026,800	SBC Communications, Inc.	48,978,360
231,300	Sprint Corp.	5,171,868
818,218	Verizon Communications, Inc.	40,501,791
447,650	WorldCom, Inc.*	7,442,181

		145,516,851

Tobacco – 1.5%
1,018,190	Philip Morris Cos., Inc.	49,056,394

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Investments (continued)
February 28, 2001 (Unaudited)
Shares	Description	Value

Common Stocks – (continued)

Wireless – 1.5%
145,500	American Tower Corp.*	$ 4,210,770
1,420,460	Crown Castle International Corp.*	35,689,059
344,300	Sprint Corp. (PCS Group)*	8,669,474

		48,569,303

TOTAL COMMON STOCKS
(Cost $2,662,102,962)		$ 3,094,220,471

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 3.6%

Joint Repurchase Agreement Account II ∧
$114,600,000	5.48%	03/01/2001	$ 114,600,000

TOTAL REPURCHASE AGREEMENT
(Cost $114,600,000)			$ 114,600,000

TOTAL INVESTMENTS
(Cost $2,776,702,962)			$3,208,820,471

*	Non-income producing security.

∧	Joint repurchase agreement was entered into on February 28, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS STRATEGIC GROWTH FUND
Performance Summary

February 28, 2001 (Unaudited)

The following graph shows the value as of February 28, 2001, of a $10,000 investment made on May 24, 1999 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Strategic Growth Fund. For comparative purposes, the performance of the Fund’s benchmark (S&P 500 Index), with dividends reinvested, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

Strategic Growth Fund’s Lifetime Performance

Growth of a $10,000 Investment, May 24, 1999 to February 28, 2001.

Average Annual Total Return through February 28, 2001	Since Inception	One Year	Six Months (a)

Class A (commenced May 24, 1999)
Excluding sales charges	2.03%	-7.98%	-17.24%
Including sales charges	-1.17%	-13.07%	-21.80%

Class B (commenced May 24, 1999)
Excluding contingent deferred sales charges	1.30%	-8.64%	-17.49%
Including contingent deferred sales charges	-.95%	-13.21%	-21.61%

Class C (commenced May 24, 1999)
Excluding contingent deferred sales charges	1.36%	-8.64%	-17.54%
Including contingent deferred sales charges	1.36%	-9.55%	-18.36%

Institutional Class (commenced May 24, 1999)	2.42%	-7.60%	-17.08%

Service Class (commenced May 24, 1999)	2.08%	-7.89%	-17.16%

(a)	Not annualized.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Statement of Investments
February 28, 2001 (Unaudited)
Shares	Description	Value

Common Stocks – 97.1%

Banks – 5.4%
95,466	Citigroup, Inc.	$ 4,695,018
41,500	State Street Corp.	4,168,675
18,000	Wells Fargo & Co.	893,520

		9,757,213

Chemicals – 1.0%
12,992	E.I. du Pont de Nemours & Co.	567,620
10,600	Minnesota Mining & Manufacturing Co.	1,195,150

		1,762,770

Computer Hardware – 5.0%
145,900	Cisco Systems, Inc. *	3,456,007
88,000	EMC Corp.	3,498,880
10,100	Emulex Corp. *	311,206
88,600	Sun Microsystems, Inc. *	1,760,925

		9,027,018

Computer Software – 6.9%
18,300	International Business Machines, Inc.	1,828,170
12,400	Intuit, Inc. *	509,950
110,800	Microsoft Corp. *	6,537,200
94,200	Oracle Corp. *	1,789,800
25,600	Sabre Holdings Corp.	1,103,872
9,500	VERITAS Software Corp. *	616,906

		12,385,898

Department Stores – 2.3%
80,900	Wal-Mart Stores, Inc.	4,052,281

Drugs – 11.0%
30,400	American Home Products Corp.	1,877,808
8,900	Amgen, Inc. *	641,356
92,600	Bristol-Myers Squibb Co.	5,871,766
18,200	Eli Lilly & Co.	1,446,172
11,800	Merck & Co., Inc.	946,360
159,450	Pfizer, Inc.	7,175,250
44,200	Schering-Plough Corp.	1,779,050

		19,737,762

Electrical Equipment – 1.8%
29,200	JDS Uniphase Corp. *	781,100
12,952	McDATA Corp. *	231,517
24,800	Nortel Networks Corp.	458,552
32,600	QUALCOMM, Inc. *	1,786,888

		3,258,057

Electrical Utilities – 2.5%
83,900	The AES Corp. *	4,528,083

Energy Resources – 0.8%
17,200	Exxon Mobil Corp.	1,394,060

Entertainment – 3.3%
28,700	The Walt Disney Co.	888,265
102,135	Viacom, Inc. Class B *	5,076,119

		5,964,384

Shares	Description	Value

Common Stocks – (continued)

Financial Services – 11.0%
76,500	Federal Home Loan Mortgage Corp.	$ 5,037,525
61,200	Federal National Mortgage Assoc.	4,877,640
156,600	General Electric Co.	7,281,900
81,400	MBNA Corp.	2,676,432

		19,873,497

Food & Beverage – 4.0%
45,700	PepsiCo, Inc.	2,105,856
48,700	The Coca-Cola Co.	2,582,561
27,200	Wm. Wrigley Jr. Co.	2,532,864

		7,221,281

Home Products – 4.2%
16,400	Avon Products, Inc.	696,344
63,600	Colgate-Palmolive Co.	3,755,580
45,366	Energizer Holdings, Inc. *	1,129,613
17,200	The Gillette Co.	559,172
19,300	The Procter & Gamble Co.	1,360,650

		7,501,359

Hotels – 2.5%
60,200	Harrah’s Entertainment, Inc. *	1,867,404
27,400	Marriott International, Inc.	1,169,432
44,400	Starwood Hotels & Resorts Worldwide, Inc.	1,549,560

		4,586,396

Information Services – 1.6%
47,200	First Data Corp.	2,915,072

Internet – 1.0%
16,600	CheckFree Corp. *	799,912
5,000	S1 Corp. *	35,313
11,737	VeriSign, Inc. *	559,708
18,000	Yahoo!, Inc. *	428,625

		1,823,558

Leisure – 0.7%
100,300	Cendant Corp. *	1,311,924

Media – 8.9%
59,800	A.H. Belo Corp.	1,076,400
89,200	AOL Time Warner, Inc. *	3,927,476
269,400	AT&T Corp.-Liberty Media Corp. *	3,960,180
17,620	Clear Channel Communications, Inc. *	1,006,983
22,700	Comcast Corp. *	983,194
46,200	EchoStar Communications Corp. *	1,206,975
10,800	Gannett Co., Inc.	714,312
46,600	General Motors Corp. Class H *	1,056,422
10,000	Tribune Co.	406,000
22,700	Univision Communications, Inc. *	749,100
30,100	Valassis Communications, Inc. *	909,923

		15,996,965

Medical Products – 1.2%
22,700	Johnson & Johnson	2,209,391

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS STRATEGIC GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Oil Services – 1.5%
43,500	Schlumberger Ltd.	$ 2,773,125

Property Insurance – 4.1%
78,300	AMBAC Financial Group, Inc.	4,416,120
35,800	American International Group, Inc.	2,928,440

		7,344,560

Publishing – 0.6%
23,700	The New York Times Co.	1,047,540

Restaurants – 0.8%
50,900	McDonald’s Corp.	1,496,460

Security/Asset Management – 0.7%
63,900	The Charles Schwab Corp.	1,335,510

Semiconductors – 2.8%
107,100	Intel Corp.	3,059,044
14,400	PMC-Sierra, Inc. *	482,400
25,300	Texas Instruments, Inc.	747,615
19,800	Xilinx, Inc. *	769,725

		5,058,784

Specialty Retail – 4.7%
39,100	CVS Corp.	2,385,100
45,550	The Home Depot, Inc.	1,935,875
92,100	Walgreen Co.	4,081,872

		8,402,847

Telephone – 3.9%
35,331	AT&T Corp.	812,613
13,400	BellSouth Corp.	562,264
26,400	Qwest Communications International, Inc. *	976,008
44,900	SBC Communications, Inc.	2,141,730
14,900	Sprint Corp.	333,164
36,852	Verizon Communications, Inc.	1,824,174
23,850	WorldCom, Inc.	396,506

		7,046,459

Tobacco – 1.2%
44,600	Philip Morris Cos., Inc.	2,148,828

Wireless – 1.7%
11,000	American Tower Corp. *	318,340
65,900	Crown Castle International Corp. *	1,655,738
23,600	Sprint Corp. (PCS Group) *	594,248
16,400	Vodafone Group PLC ADR	447,884

		3,016,210

TOTAL COMMON STOCKS
(Cost $187,838,269)		$ 174,977,292

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 1.9%

Joint Repurchase Agreement Account II_
$3,500,000	5.48%	03/01/2001	$ 3,500,000

TOTAL REPURCHASE AGREEMENT
(Cost $3,500,000)			$ 3,500,000

TOTAL INVESTMENTS
(Cost $191,338,269)			$ 178,477,292

*	Non-income producing security.

∧	Joint repurchase agreement was entered into on February 28, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Performance Summary
February 28, 2001 (Unaudited)

The following graph shows the value, as of February 28, 2001, of a $10,000 investment made on May 24, 1999 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Growth Opportunities Fund. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s Midcap 400 Index with dividends reinvested (“S&P Midcap 400 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional, and Service Shares will vary from Class A due to differences in fees and loads.

Growth Opportunities Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions reinvested May 24, 1999 to February 28, 2001.

Average Annual Return through February 28, 2001	Since Inception	One Year	Six Months (a)

Class A (commenced May 24, 1999)
Excluding sales charges	45.06%	14.49%	-2.48%
Including sales charges	40.52%	8.17%	-7.82%

Class B (commenced May 24, 1999)
Excluding contingent deferred sales charges	44.54%	13.62%	-2.85%
Including contingent deferred sales charges	42.75%	8.46%	-7.71%

Class C (commenced May 24, 1999)
Excluding contingent deferred sales charges	44.04%	13.73%	-2.77%
Including contingent deferred sales charges	44.04%	12.69%	-3.74%

Institutional Class (commenced May 24, 1999)	45.64%	15.00%	-2.26%

Service Class (commenced May 24, 1999)	44.84%	14.32%	-2.49%

(a)	Not annualized.
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Statement of Investments
February 28, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – 93.1%

Banks – 2.3%
174,925	Charter One Financial, Inc.	$ 4,995,858
250,300	National Commerce Bancorp	6,398,294

		11,394,152

Chemicals – 2.6%
417,600	Apogent Technologies, Inc.*	8,385,408
117,800	Cambrex Corp.	4,913,438

		13,298,846

Clothing – 1.9%
89,300	Payless ShoeSource, Inc.*	6,820,734
155,400	The Limited, Inc.	2,742,810

		9,563,544

Computer Hardware – 2.9%
32,650	Brocade Communications Systems, Inc.*	1,267,228
82,900	Emulex Corp.*	2,554,356
73,500	Pitney Bowes, Inc.	2,502,675
182,500	Symbol Technologies, Inc.	8,458,875

		14,783,134

Computer Software – 5.6%
123,000	Caminus Corp.*	2,706,000
140,200	Intuit, Inc.*	5,765,725
255,940	Sabre Holdings Corp.	11,036,133
105,900	Symantec Corp.*	4,825,069
338,200	Witness Systems, Inc.*	4,016,125

		28,349,052

Construction – 1.5%
166,200	Martin Marietta Materials	7,636,890

Consumer Durables – 1.5%
134,900	Ethan Allen Interiors, Inc.	4,581,204
84,000	The Stanley Works	2,923,200

		7,504,404

Drugs – 2.2%
49,700	Genzyme Corp.*	4,370,494
51,900	IDEC Pharmaceuticals Corp.*	2,925,862
117,400	Millennium Pharmaceuticals*	3,962,250

		11,258,606

Electrical Equipment – 6.8%
266,200	Amphenol Corp.*	9,503,340
232,400	Harris Corp.	5,835,564
167,700	Jabil Circuit, Inc.*	3,769,896
111,900	McDATA Corp.*	2,000,213
167,800	Millipore Corp.	8,809,500
129,300	Sanmina Corp.*	3,854,756

		33,773,269

Energy Resources – 3.7%
116,300	Apache Corp.	6,826,810
110,600	Devon Energy Corp.	6,304,200
Shares	Description	Value

Common Stocks – (continued)

Energy Resources – (continued)
150,800	Louis Dreyfus Natural Gas Corp.*	$ 5,452,928

		18,583,938

Entertainment – 1.9%
334,800	LodgeNet Entertainment Corp.*	4,980,150
286,000	Mattel, Inc.	4,850,560

		9,830,710

Financial Services – 2.0%
430,700	Allied Capital Corp.	10,282,963

Heavy Electrical – 1.0%
139,325	Molex, Inc.	5,059,239

Home Products – 2.8%
411,733	Energizer Holdings, Inc.*	10,252,152
122,500	Ralston Purina Group	3,819,550

		14,071,702

Hotels – 3.9%
358,500	Harrah’s Entertainment, Inc.*	11,120,670
243,100	Starwood Hotels & Resorts Worldwide, Inc.	8,484,190

		19,604,860

Industrial Parts – 1.0%
85,000	American Standard Cos., Inc.*	4,813,550

Industrial Services – 4.0%
210,000	Grainger W.W., Inc.	7,352,100
320,200	ITT Educational Services, Inc.*	9,727,676
138,600	Robert Half International, Inc.*	3,334,716

		20,414,492

Information Services – 4.8%
250,600	deCODE GENETICS, Inc.*	2,028,294
62,600	Fiserv, Inc.*	3,098,700
180,700	SunGard Data Systems, Inc.*	10,064,990
60,400	TMP Worldwide, Inc.	3,159,675
276,360	Travelocity.com, Inc.*	6,149,010

		24,500,669

Internet – 3.4%
117,400	Art Technology Group, Inc.*	2,854,287
56,000	CheckFree Corp.*	2,698,500
337,200	CNET Networks, Inc.*	4,193,925
208,200	DoubleClick, Inc.*	2,797,688
111,215	E.piphany, Inc.*	1,869,802
172,000	Interwoven, Inc.*	2,848,750

		17,262,952

Leisure – 4.3%
998,600	Cendant Corp.*	13,061,688
295,100	Harman International Industries, Inc.	8,823,490

		21,885,178

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Statement of Investments (continued)
February 28, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Life Insurance – 1.5%
184,000	Nationwide Financial Services, Inc.	$7,617,600

Media – 5.8%
88,300	EchoStar Communications Corp.*	2,306,837
334,900	Entravision Communications Corp.*	3,349,000
390,900	Insight Communications, Inc.*	9,650,344
582,000	Liberty Digital, Inc.*	5,092,500
119,500	Univision Communications, Inc.*	3,943,500
213,030	Westwood One, Inc.*	4,588,666

		28,930,847

Medical Products – 1.8%
72,800	Bausch & Lomb, Inc.	3,910,816
303,600	Boston Scientific Corp.*	5,006,383

		8,917,199

Medical Providers – 1.1%
705,300	Hooper Holmes, Inc.	5,642,400

Oil Services – 3.2%
119,200	Nabors Industries, Inc.*	6,758,640
179,400	Weatherford International	9,334,182

		16,092,822

Property Insurance – 4.6%
225,900	AMBAC Financial Group, Inc.	12,740,760
97,500	Loews Corp.	10,595,325

		23,336,085

Security/Asset Management – 2.2%
144,100	Legg Mason, Inc.	6,893,744
320,550	TD Waterhouse Group, Inc.*	4,061,369

		10,955,113

Semiconductors – 2.9%
225,700	Cirrus Logic, Inc.*	4,062,600
103,500	Micrel, Inc.*	2,910,938
167,700	Microchip Technology, Inc.*	4,003,837
88,100	Vitesse Semiconductor Corp.*	3,474,444

		14,451,819

Specialty Retail – 0.6%
83,100	99 Cents Only Stores*	3,203,505

Telephone – 2.9%
329,300	Broadwing, Inc.*	7,745,136
117,500	CenturyTel, Inc.	3,386,350
226,600	Citizens Communications Co.*	3,503,236

		14,634,722

Shares	Description	Value

Common Stocks – (continued)

Truck Freight – 1.3%
340,964	Pittston Brink’s Group	$ 6,768,135

Wireless – 5.1%
223,400	American Tower Corp.*	6,465,196
371,400	Crown Castle International Corp.*	9,331,425
32,300	Dobson Communications Corp.*	599,569
275,250	Triton PCS Holdings, Inc.*	9,582,140

		25,978,330

TOTAL COMMON STOCKS
(Cost $451,852,737)		$ 470,400,727

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 5.1%

Joint Repurchase Agreement Account II ∧
$25,900,000	5.48%	03/01/2001	$ 25,900,000

TOTAL REPURCHASE AGREEMENT
(Cost $25,900,000)			$ 25,900,000

TOTAL INVESTMENTS
(Cost $477,752,737)			$496,300,727

*	Non-income producing security.

∧	Joint repurchase agreement was entered into on February 28, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH FUNDS
Statements of Assets and Liabilities
February 28, 2001 (Unaudited)
	Capital Growth Fund	Strategic Growth Fund	Growth Opportunities Fund

Assets:

Investment in securities, at value (identified cost $2,776,702,962, $191,338,269, and $477,752,737, respectively)	$3,208,820,471	$178,477,292	$496,300,727
Cash (a)	9,000,000	63,378	160,229
Receivables:
Investment securities sold	4,843,719	1,224,784	10,241,042
Dividends and interest	3,275,295	101,552	166,101
Fund shares sold	7,410,727	941,520	9,758,067
Reimbursement from investment adviser	114,360	55,932	—
Other assets	19,871	715	9,905

Total assets	3,233,484,443	180,865,173	516,636,071

Liabilities:

Due to Bank	11,279	—	—
Payables:
Investment securities purchased	4,375,925	272,452	10,319,827
Fund shares repurchased	4,323,730	23,124	452,737
Amounts owed to affiliates	3,943,518	207,699	581,168
Variation margin	1,348,100	—	—
Accrued expenses and other liabilities	51,782	57,549	46,776

Total liabilities	14,054,334	560,824	11,400,508

Net Assets:

Paid-in capital	2,809,205,352	196,126,970	478,794,150
Accumulated net investment loss	(4,227,198)	(372,145)	(1,294,929)
Accumulated net realized gain (loss) from investment and futures transactions	(8,678,664)	(2,589,499)	9,188,352
Net unrealized gain (loss) on investments and futures	423,130,619	(12,860,977)	18,547,990

NET ASSETS	$3,219,430,109	$180,304,349	$505,235,563

Net asset value, offering and redemption price per share: (b)
Class A	$21.91	$10.36	$18.43
Class B	$21.05	$10.23	$18.31
Class C	$21.01	$10.24	$18.19
Institutional	$22.15	$10.43	$18.56
Service	$21.78	$10.37	$18.38

Shares outstanding:
Class A	102,625,750	10,867,856	17,520,533
Class B	17,723,479	1,559,639	3,083,825
Class C	6,208,078	656,441	2,119,266
Institutional	20,630,778	4,318,728	4,692,019
Service	473,032	150	11,480

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	147,661,117	17,402,814	27,427,123

(a)	Includes restricted cash of $9,000,000 for the Capital Growth Fund relating to initial margin requirements and collateral for futures transactions.
(b)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Capital Growth, Strategic Growth and Growth Opportunities Funds is $23.19, $10.96 and $19.50, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements
GOLDMAN SACHS GROWTH FUNDS

Statements of Operations
For the Six Months Ended February 28, 2001 (Unaudited)

	Capital Growth Fund	Strategic Growth Fund	Growth Opportunities Fund

Investment income:

Dividend (a)	$ 15,613,373	$ 571,082	$ 966,460
Interest	6,584,618	212,806	790,507

Total income	22,197,991	783,888	1,756,967

Expenses:

Management fees	17,530,544	780,214	1,904,493
Distribution and Service fees (b)	5,825,316	247,295	693,001
Transfer Agent fees (b)	2,969,097	125,398	313,301
Custodian fees	136,932	41,524	35,241
Registration fees	51,564	39,199	42,142
Service Share fees	30,110	—	—
Professional fees	20,526	19,619	19,617
Trustee fees	4,206	4,206	4,206
Other	120,129	43,374	44,726

Total expenses	26,688,424	1,300,829	3,056,727

Less — expense reductions	(263,235)	(144,796)	(4,831)

Net expenses	26,425,189	1,156,033	3,051,896

NET INVESTMENT LOSS	(4,227,198)	(372,145)	(1,294,929)

Realized and unrealized gain on investment and futures transactions:

Net realized gain (loss) from:
Investment transactions	8,516,234	(1,936,973)	13,532,471
Futures transactions	(14,543,993)	—	—
Net change in unrealized gain on:
Investments	(699,189,209)	(27,751,264)	(22,048,597)
Futures	(11,461,065)	—	—

Net realized and unrealized loss on investment and futures transactions	(716,678,033)	(29,688,237)	(8,516,126)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(720,905,231)	$(30,060,382)	$ (9,811,055)

(a)	Foreign taxes withheld on dividends were $3,091 and $229 for the Capital Growth and Strategic Growth Funds, respectively.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Capital Growth Fund	$3,097,951	$2,049,372	$677,993	$2,354,442	$389,381	$128,819	$94,046	$2,409

Strategic Growth Fund	126,879	84,752	35,664	96,428	16,103	6,776	6,091	—

Growth Opportunities Fund	295,934	241,158	155,909	224,910	45,820	29,623	12,915	33

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH FUNDS
Statements of Changes in Net Assets
For the Six Months Ended February 28, 2001 (Unaudited)
	Capital Growth Fund	Strategic Growth Fund	Growth Opportunities Fund

From operations:

Net investment loss	$ (4,227,198)	$ (372,145)	$ (1,294,929)
Net realized gain (loss) from investment and futures transactions	(6,027,759)	(1,936,973)	13,532,471
Net change in unrealized gain on investments	(710,650,274)	(27,751,264)	(22,048,597)

Net decrease in net assets resulting from operations	(720,905,231)	(30,060,382)	(9,811,055)

Distributions to shareholders:

From net realized gain on investment transactions
Class A Shares	(180,194,503)	(20,593)	(7,187,339)
Class B Shares	(30,934,863)	(3,104)	(1,543,916)
Class C Shares	(10,200,215)	(1,309)	(988,517)
Institutional Shares	(33,317,308)	(5,227)	(2,059,314)
Service Shares	(888,084)	—	(6,292)

Total distributions to shareholders	(255,534,973)	(30,233)	(11,785,378)

From share transactions:

Proceeds from sales of shares	446,339,609	108,275,228	262,895,559
Reinvestment of dividends and distributions	231,863,057	26,412	11,072,392
Cost of shares repurchased	(325,262,166)	(37,525,984)	(54,146,062)

Net increase in net assets resulting from share transactions	352,940,500	70,775,656	219,821,889

TOTAL INCREASE (DECREASE)	(623,499,704)	40,685,041	198,225,456

Net assets:

Beginning of period	3,842,929,813	139,619,308	307,010,107

End of period	$3,219,430,109	$180,304,349	$505,235,563

Accumulated net investment loss	$ (4,227,198)	$ (372,145)	$ (1,294,929)

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH FUNDS
Statements of Changes in Net Assets
For the Year Ended August 31, 2000
	Capital Growth Fund	Strategic Growth Fund	Growth Opportunities Fund

From operations:

Net investment loss	$ (15,662,487)	$ (459,692)	$ (846,286)
Net realized gain (loss) from investment and futures transactions	333,295,023	(548,651)	8,337,861
Net change in unrealized gain (loss) on investments	397,355,635	15,194,104	41,373,281

Net increase in net assets resulting from operations	714,988,171	14,185,761	48,864,856

Distributions to shareholders:

From net investment income
Class A Shares	—	(1,011)	(1,699)
Class B Shares	—	—	(381)
Class C Shares	—	—	(280)
Institutional Shares	—	(1,164)	(2,161)
Service Shares	—	—	—
From net realized gain on investment transactions
Class A Shares	(175,959,949)	—	(264,562)
Class B Shares	(31,007,673)	—	(52,339)
Class C Shares	(8,484,987)	—	(26,174)
Institutional Shares	(24,209,541)	—	(129,481)
Service Shares	(570,727)	—	(35)

Total distributions to shareholders	(240,232,877)	(2,175)	(477,112)

From share transactions:

Proceeds from sales of shares	1,067,676,367	120,078,710	269,642,227
Reinvestment of dividends and distributions	220,662,950	1,911	470,028
Cost of shares repurchased	(570,091,770)	(16,779,719)	(25,694,467)

Net increase in net assets resulting from share transactions	718,247,547	103,300,902	244,417,788

TOTAL INCREASE	1,193,002,841	117,484,488	292,805,532

Net assets:

Beginning of period	2,649,926,972	22,134,820	$ 14,204,575

End of period	$3,842,929,813	$139,619,308	$307,010,107

Accumulated net investment loss	$ —	—	—

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS GROWTH FUNDS

Notes to Financial Statements
February 28, 2001 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund and Goldman Sachs Growth Opportunities Fund (the “Fund” or collectively the “Funds”). The Funds are diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Funds have the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

GOLDMAN SACHS GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2001 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Federal Taxes — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of their investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gain distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

At February 28, 2001, the aggregate cost of portfolio securities, gross unrealized gain on investments and gross unrealized loss on investments for federal income tax purposes are as follows:

Fund	Tax Cost	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain(Loss)

Capital Growth	$2,776,872,024	$720,097,843	$288,149,396	$431,948,447

Strategic Growth	191,974,096	12,849,865	26,346,669	(13,496,804)

Growth Opportunities	477,922,614	57,343,130	38,965,017	18,378,113

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E.  Foreign Currency Translations — The books and records of each Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

GOLDMAN SACHS GROWTH FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Segregation Transactions — The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

G.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the sellers agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian.

3. AGREEMENTS

Pursuant to the Investment Management Agreements (the “Agreements”), Goldman Sachs Funds Management, L.P. (“GSFM”), an affiliate of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Capital Growth Fund. Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman Sachs, serves as the investment adviser for the Strategic Growth and Growth Opportunities Funds. Under the Agreements, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Funds’ portfolio. As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of each Fund.

        The adviser has voluntarily agreed to limit certain “Other Expenses” of the Capital Growth, Strategic Growth, and Growth Opportunities Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, .00%, .00%, and .11% of the average daily net assets of the Funds, respectively.

        The Trust, on behalf of the Funds, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Funds for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Funds that it retained approximately $936,000, $285,000 and $1,260,000 during the six months ended February 28, 2001 for the Capital Growth, Strategic Growth, and Growth Opportunities Funds, respectively.

GOLDMAN SACHS GROWTH FUNDS
Notes to Financial Statements (continued)
February 28, 2001 (Unaudited)

3. AGREEMENTS (continued)

        Goldman Sachs also serves as the transfer agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of each Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service shares.

        For the six months ended February 28, 2001, the Funds’ advisers have voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

Fund	Reimbursement	Custody Credit	Total Expense Reductions

Capital Growth	$254	$9	$263

Strategic Growth	142	3	145

Growth Opportunities	—	5	5

At February 28, 2001, the amounts owed to affiliates were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total

Capital Growth	$2,631	$870	$443	$3,944

Strategic Growth	145	41	22	208

Growth Opportunities	383	135	63	581

GOLDMAN SACHS GROWTH FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities (excluding short-term investments, futures, and options) for the six months ended February 28, 2001, were as follows:

Fund	Purchases	Sales and Maturities

Capital Growth	$569,149,584	$395,973,099

Strategic Growth	86,571,872	13,853,579

Growth Opportunities	364,511,431	174,662,964

        For the six months ended February 28, 2001, Goldman Sachs earned approximately $134,000, $8,000 and $58,000 of brokerage commissions from portfolio transactions including futures transactions executed on behalf of the Capital Growth, Strategic Growth and Growth Opportunities, respectively.

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Funds are required to deposit with a broker or the Funds’ custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ hedging strategies and potentially result in a loss.

As of February 28, 2001, open futures contracts were as follows:

Fund	Type	Number of Contracts Long	Settlement Month	Market Value	Unrealized Loss

Capital Growth	S&P 500 Index Futures	224	March 2001	$75,762,000	$(8,986,890)

GOLDMAN SACHS GROWTH FUNDS
Notes to Financial Statements (continued)
February 28, 2001 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Option Accounting Principles — When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid. At February 28, 2001, there were no open written option contracts.

5. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. This facility also requires a fee to be paid by the Funds based on the amount of the commitment. During the period ended February 28, 2001, the Funds did not have any borrowings under this facility.

GOLDMAN SACHS GROWTH FUNDS

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Funds, together with other registered investment companies having management agreements with GSFM, GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At February 28, 2001, the Capital Growth, Strategic Growth, and Growth Opportunities Funds had an undivided interest in the repurchase agreements in the joint account which equaled $114,600,000, $3,500,000, and $25,900,000, respectively, in principal amount. At February 28, 2001, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN/Amro, Inc.	$500,000,000	5.48%	03/01/2001	$ 500,000,000	$ 500,076,111

Barclays Capital Inc.	500,000,000	5.50	03/01/2001	500,000,000	500,076,389

Chase Securities, Inc.	850,000,000	5.48	03/01/2001	850,000,000	850,129,389

C.S. First Boston Corp.	1,000,000,000	5.48	03/01/2001	1,000,000,000	1,000,152,222

Deutsche Bank Securities, Inc.	975,000,000	5.47	03/01/2001	975,000,000	975,148,146

Greenwich Capital	300,000,000	5.48	03/01/2001	300,000,000	300,045,667

J.P. Morgan & Co., Inc.	500,000,000	5.47	03/01/2001	500,000,000	500,075,972

Societe Generale	250,000,000	5.48	03/01/2001	250,000,000	250,038,056

UBS Warburg LLC	1,465,500,000	5.48	03/01/2001	1,465,500,000	1,465,723,082

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$6,340,500,000	$6,341,465,034

GOLDMAN SACHS GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2001 (Unaudited)

7. SUMMARY OF SHARE TRANSACTIONS

Share activity for the six months ended February 28, 2001 is as follows:

	Capital Growth Fund		Strategic Growth Fund		Growth Opportunities Fund
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,731,852	$266,586,082	6,458,631	$73,505,346	9,252,819	$173,848,427
Reinvestments of dividends and distributions	6,697,928	164,567,635	1,499	17,362	379,443	7,019,689
Shares repurchased	(9,329,801)	(230,587,121)	(2,960,953)	(33,749,197)	(1,763,492)	(32,866,016)

	8,099,979	200,566,596	3,499,177	39,773,511	7,868,770	148,002,100

Class B Shares
Shares sold	1,637,603	39,543,949	302,701	3,463,958	1,126,715	21,048,288
Reinvestments of dividends and distributions	1,178,247	27,853,764	233	2,668	74,281	1,366,984
Shares repurchased	(1,229,584)	(29,592,891)	(125,777)	(1,399,844)	(280,118)	(5,213,564)

	1,586,266	37,804,822	177,157	2,066,782	920,878	17,201,708

Class C Shares
Shares sold	1,253,178	30,022,973	121,816	1,400,787	851,412	15,868,607
Reinvestments of dividends and distributions	368,629	8,699,646	101	1,155	42,193	770,862
Shares repurchased	(535,637)	(12,717,641)	(52,161)	(592,393)	(163,457)	(2,990,992)

	1,086,170	26,004,978	69,756	809,549	730,148	13,648,477

Institutional Shares
Shares sold	4,347,058	107,911,585	2,648,234	29,905,137	2,741,452	51,910,237
Reinvestments of dividends and distributions	1,207,136	29,973,200	449	5,227	102,889	1,914,767
Shares repurchased	(1,983,046)	(49,323,911)	(151,418)	(1,784,550)	(700,647)	(13,065,284)

	3,571,148	88,560,874	2,497,265	28,125,814	2,143,694	40,759,720

Service Shares
Shares sold	90,321	2,275,020	—	—	11,863	220,000
Reinvestments of dividends and distributions	31,457	768,812	—	—	5	90
Shares repurchased	(123,190)	(3,040,602)	—	—	(541)	(10,206)

	(1,412)	3,230	—	—	11,327	209,884

NET INCREASE	14,342,151	$352,940,500	6,243,355	$70,775,656	11,674,817	$219,821,889

GOLDMAN SACHS GROWTH FUNDS

7. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the year ended August 31, 2000 is as follows:

	Capital Growth Fund		Strategic Growth Fund		Growth Opportunities Fund
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	24,015,612	$652,956,057	6,980,953	$81,208,797	9,546,230	$163,309,769
Reinvestments of dividends and distributions	6,216,899	162,385,895	65	749	18,793	263,625
Shares repurchased	(14,669,534)	(395,793,370)	(643,589)	(7,592,195)	(723,140)	(12,932,520)

	15,562,977	419,548,582	6,337,429	73,617,351	8,841,883	150,640,874

Class B Shares
Shares sold	4,183,831	108,757,719	1,151,624	12,874,188	2,216,674	36,648,725
Reinvestments of dividends and distributions	1,113,074	28,260,990	—	—	3,548	49,742
Shares repurchased	(2,693,312)	(70,581,776)	(107,170)	(1,253,024)	(108,346)	(1,884,792)

	2,603,593	66,436,933	1,044,454	11,621,164	2,111,876	34,813,675

Class C Shares
Shares sold	2,244,635	58,635,987	458,422	5,048,001	1,499,042	24,849,781
Reinvestments of dividends and distributions	290,772	7,371,075	—	—	1,796	24,984
Shares repurchased	(1,000,329)	(26,074,413)	(109,451)	(1,260,537)	(137,110)	(2,322,043)

	1,535,078	39,932,649	348,971	3,787,464	1,363,728	22,552,722

Institutional Shares
Shares sold	8,732,980	236,966,132	1,779,701	20,947,724	2,559,976	44,573,678
Reinvestments of dividends and distributions	845,809	22,210,942	101	1,162	9,403	131,642
Shares repurchased	(2,701,667)	(72,457,337)	(552,466)	(6,673,963)	(536,410)	(8,258,792)

	6,877,122	186,719,737	1,227,336	14,274,923	2,032,969	36,446,528

Service Shares
Shares sold	386,213	10,360,472	—	—	16,250	260,274
Reinvestments of dividends and distributions	16,688	434,048	—	—	3	35
Shares repurchased	(188,392)	(5,184,874)	—	—	(16,250)	(296,320)

	214,509	5,609,646	—	—	3	(36,011)

NET INCREASE	26,793,279	$718,247,547	8,958,190	$103,300,902	14,350,459	$244,417,788

GOLDMAN SACHS CAPITAL GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total income from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2001 - Class A Shares	$28.95	$(0.02	) (c)	$(5.12)	$(5.14)	$ —	$ —	$(1.90)	$(1.90)
2001 - Class B Shares	27.99	(0.11	) (c)	(4.93)	(5.04)	—	—	(1.90)	(1.90)
2001 - Class C Shares	27.94	(0.11	) (c)	(4.92)	(5.03)	—	—	(1.90)	(1.90)
2001 - Institutional Shares	29.19	0.03	(c)	(5.17)	(5.14)	—	—	(1.90)	(1.90)
2001 - Service Shares	28.81	(0.04	) (c)	(5.09)	(5.13)	—	—	(1.90)	(1.90)

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	24.96	(0.11	) (c)	6.29	6.18	—	—	(2.19)	(2.19)
2000 - Class B Shares	24.37	(0.30	) (c)	6.11	5.81	—	—	(2.19)	(2.19)
2000 - Class C Shares	24.33	(0.30	) (c)	6.10	5.80	—	—	(2.19)	(2.19)
2000 - Institutional Shares	25.06	—	(c)	6.32	6.32	—	—	(2.19)	(2.19)
2000 - Service Shares	24.88	(0.13	) (c)	6.25	6.12	—	—	(2.19)	(2.19)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	24.03	(0.08)		1.01	0.93	—	—	—	—
1999 - Class B Shares	23.57	(0.17)		0.97	0.80	—	—	—	—
1999 - Class C Shares	23.52	(0.16)		0.97	0.81	—	—	—	—
1999 - Institutional Shares	24.07	(0.02)		1.01	0.99	—	—	—	—
1999 - Service Shares	23.96	(0.08)		1.00	0.92	—	—	—	—

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	18.48	(0.03)		6.35	6.32	—	—	(0.77)	(0.77)
1999 - Class B Shares	18.27	(0.12)		6.19	6.07	—	—	(0.77)	(0.77)
1999 - Class C Shares	18.24	(0.10)		6.15	6.05	—	—	(0.77)	(0.77)
1999 - Institutional Shares	18.45	0.01		6.38	6.39	—	—	(0.77)	(0.77)
1999 - Service Shares	18.46	(0.04)		6.31	6.27	—	—	(0.77)	(0.77)

1998 - Class A Shares	16.73	0.02		4.78	4.80	(0.01)	(0.01)	(3.03)	(3.05)
1998 - Class B Shares	16.67	0.02		4.61	4.63	—	—	(3.03)	(3.03)
1998 - Class C Shares (commenced August 15, 1997)	19.73	(0.02)		1.60	1.58	—	(0.04)	(3.03)	(3.07)
1998 - Institutional Shares (commenced August 15, 1997)	19.88	0.02		1.66	1.68	(0.01)	(0.07)	(3.03)	(3.11)
1998 - Service Shares (commenced August 15, 1997)	19.88	(0.01)		1.66	1.65	—	(0.04)	(3.03)	(3.07)

1997 - Class A Shares	14.91	0.10		3.56	3.66	(0.10)	(0.02)	(1.72)	(1.84)
1997 - Class B Shares (commenced May 1, 1996)	15.67	0.01		2.81	2.82	(0.01)	(0.09)	(1.72)	(1.82)

1996 - Class A Shares	13.67	0.12		3.93	4.05	(0.12)	—	(2.69)	(2.81)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$21.91	(18.48)%	$2,248,605	1.44	% (b)	(0.18	)% (b)	1.46	% (b)	(0.20	)% (b)	12%
21.05	(18.76)	373,011	2.19	(b)	(0.93	) (b)	2.21	(b)	(0.95	) (b)	12
21.01	(18.76)	130,455	2.19	(b)	(0.93	) (b)	2.21	(b)	(0.95	) (b)	12
22.15	(18.32)	457,054	1.04	(b)	0.22	(b)	1.06	(b)	0.20	(b)	12
21.78	(18.50)	10,305	1.54	(b)	(0.28	) (b)	1.56	(b)	(0.30	) (b)	12

28.95	25.70	2,736,484	1.45		(0.41)		1.47		(0.44)		34
27.99	24.75	451,666	2.20		(1.16)		2.22		(1.19)		34
27.94	24.75	143,126	2.20		(1.16)		2.22		(1.19)		34
29.19	26.18	497,986	1.05		—		1.07		(0.03)		34
28.81	25.53	13,668	1.55		(0.49)		1.57		(0.52)		34

24.96	3.87	1,971,097	1.44	(b)	(0.53	) (b)	1.47	(b)	(0.56	) (b)	18
24.37	3.39	329,870	2.19	(b)	(1.29	) (b)	2.22	(b)	(1.32	) (b)	18
24.33	3.44	87,284	2.19	(b)	(1.29	) (b)	2.22	(b)	(1.32	) (b)	18
25.06	4.11	255,210	1.04	(b)	(0.20	) (b)	1.07	(b)	(0.23	) (b)	18
24.88	3.84	6,466	1.54	(b)	(0.65	) (b)	1.57	(b)	(0.68	) (b)	18

24.03	34.58	1,992,716	1.42		(0.18)		1.58		(0.34)		30
23.57	33.60	236,369	2.19		(0.98)		2.21		(1.00)		30
23.52	33.55	60,234	2.19		(1.00)		2.21		(1.02)		30
24.07	35.02	41,817	1.07		0.11		1.09		0.09		30
23.96	34.34	3,085	1.57		(0.37)		1.59		(0.39)		30

18.48	29.71	1,256,595	1.40		0.08		1.65		(0.17)		62
18.27	28.73	40,827	2.18		(0.77)		2.18		(0.77)		62
18.24	8.83	5,395	2.21	(b)	(0.86	) (b)	2.21	(b)	(0.86	) (b)	62
18.45	9.31	7,262	1.16	(b)	0.18	(b)	1.16	(b)	0.18	(b)	62
18.46	9.18	2	1.50	(b)	(0.16	) (b)	1.50	(b)	(0.16	) (b)	62

16.73	25.97	920,646	1.40		0.62		1.65		0.37		53
16.67	19.39	3,221	2.15	(b)	(0.39	) (b)	2.15	(b)	(0.39	) (b)	53

14.91	30.45	881,056	1.36		0.65		1.61		0.40		64

GOLDMAN SACHS STRATEGIC GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period
		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total income from investment operations

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2001 - Class A Shares	$12.52	$(0.02	) (c)	$(2.14)	$(2.16)
2001 - Class B Shares	12.40	(0.07	) (c)	(2.10)	(2.17)
2001 - Class C Shares	12.42	(0.07	) (c)	(2.11)	(2.18)
2001 - Institutional Shares	12.58	—	(c)	(2.15)	(2.15)
2001 - Service Shares	12.52	(0.01	) (c)	(2.14)	(2.15)

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	10.06	(0.06	) (c)	2.52	2.46
2000 - Class B Shares	10.04	(0.14	) (c)	2.50	2.36
2000 - Class C Shares	10.05	(0.14	) (c)	2.51	2.37
2000 - Institutional Shares	10.07	(0.01	) (c)	2.52	2.51
2000 - Service Shares	10.06	(0.04	) (c)	2.50	2.46

FOR THE PERIOD ENDED AUGUST 31,

1999 - Class A Shares (commenced May 24)	10.00	—		0.06	0.06
1999 - Class B Shares (commenced May 24)	10.00	(0.03	) (c)	0.07	0.04
1999 - Class C Shares (commenced May 24)	10.00	(0.03	) (c)	0.08	0.05
1999 - Institutional Shares (commenced May 24)	10.00	0.01		0.06	0.07
1999 - Service Shares (commenced May 24)	10.00	(0.01)		0.07	0.06

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

					Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

$10.36	(17.24)%	$112,586	1.44% (b)	(0.43)% (b)	1.63	% (b)	(0.62	)% (b)	9%
10.23	(17.49)	15,950	2.19 (b)	(1.18) (b)	2.38	(b)	(1.37	) (b)	9
10.24	(17.54)	6,722	2.19 (b)	(1.18) (b)	2.38	(b)	(1.37	) (b)	9
10.43	(17.08)	45,044	1.04 (b)	(0.06) (b)	1.23	(b)	(0.25	) (b)	9
10.37	(17.16)	2	1.54 (b)	(0.23) (b)	1.73	(b)	(0.42	) (b)	9

12.52	24.46	92,271	1.44	(0.50)	1.63		(0.69)		19
12.40	23.51	17,149	2.19	(1.24)	2.38		(1.43)		19
12.42	23.58	7,287	2.19	(1.24)	2.38		(1.43)		19
12.58	24.93	22,910	1.04	(0.09)	1.23		(0.28)		19
12.52	24.45	2	1.54	(0.35)	1.73		(0.54)		19

10.06	0.60	10,371	1.44 (b)	(0.17) (b)	11.70	(b)	(10.43	) (b)	7
10.04	0.40	3,393	2.19 (b)	(0.97) (b)	12.45	(b)	(11.23	) (b)	7
10.05	0.50	2,388	2.19 (b)	(0.99) (b)	12.45	(b)	(11.25	) (b)	7
10.07	0.70	5,981	1.04 (b)	0.24 (b)	11.30	(b)	(10.02	) (b)	7
10.06	0.60	2	1.54 (b)	(0.24) (b)	11.80	(b)	(10.50	) (b)	7

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

	Net asset value, beginning of period	Income from investment operations			Distributions to shareholders
		Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net realized gains

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2001 - Class A Shares	$19.50	$(0.05) (c)	$(0.43)	$(0.48)	$(0.59)
2001 - Class B Shares	19.45	(0.12) (c)	(0.43)	(0.55)	(0.59)
2001 - Class C Shares	19.31	(0.12) (c)	(0.41)	(0.53)	(0.59)
2001 - Institutional Shares	19.59	(0.02) (c)	(0.42)	(0.44)	(0.59)
2001 - Service Shares	19.45	(0.06) (c)	(0.42)	(0.48)	(0.59)

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	10.13	(0.11) (c)	9.71	9.60	(0.23)
2000 - Class B Shares	10.18	(0.24) (c)	9.74	9.50	(0.23)
2000 - Class C Shares	10.10	(0.24) (c)	9.68	9.44	(0.23)
2000 - Institutional Shares	10.13	(0.04) (c)	9.73	9.69	(0.23)
2000 - Service Shares	10.12	(0.12) (c)	9.68	9.56	(0.23)

FOR THE PERIOD ENDED AUGUST 31,

1999 - Class A Shares (commenced May 24)	10.00	(0.01) (c)	0.14	0.13	—
1999 - Class B Shares (commenced May 24)	10.00	(0.03) (c)	0.21	0.18	—
1999 - Class C Shares (commenced May 24)	10.00	(0.03) (c)	0.13	0.10	—
1999 - Institutional Shares (commenced May 24)	10.00	0.01	0.12	0.13	—
1999 - Service Shares (commenced May 24)	10.00	—	0.12	0.12	—

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

					Ratios assuming no expense reductions
Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets	Ratio of net investment loss to average net assets		Portfolio turnover rate

$18.43	(2.48)%	$322,926	1.51% (b)	(0.59)% (b)	1.51% (b)	(0.59	)% (b)	48%
18.31	(2.85)	56,477	2.26 (b)	(1.34) (b)	2.26 (b)	(1.34	) (b)	48
18.19	(2.77)	38,547	2.26 (b)	(1.34) (b)	2.26 (b)	(1.34	) (b)	48
18.56	(2.26)	87,075	1.11 (b)	(0.19) (b)	1.11 (b)	(0.19	) (b)	48
18.38	(2.49)	211	1.61 (b)	(0.70) (b)	1.61 (b)	(0.70	) (b)	48

19.50	95.73	188,199	1.52	(0.64)	1.61	(0.73)		73
19.45	94.27	42,061	2.27	(1.38)	2.36	(1.47)		73
19.31	94.43	26,826	2.27	(1.38)	2.36	(1.47)		73
19.59	96.67	49,921	1.12	(0.23)	1.21	(0.32)		73
19.45	95.41	3	1.62	(0.69)	1.71	(0.78)		73

10.13	1.30	8,204	1.44 (b)	(0.27) (b)	14.15 (b)	(12.98	) (b)	27
10.18	1.80	520	2.19 (b)	(1.04) (b)	14.90 (b)	(13.75	) (b)	27
10.10	1.00	256	2.19 (b)	(1.12) (b)	14.90 (b)	(13.83	) (b)	27
10.13	1.30	5,223	1.04 (b)	0.39 (b)	13.75 (b)	(12.32	) (b)	27
10.12	1.20	2	1.54 (b)	0.03 (b)	14.25 (b)	(12.68	) (b)	27

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $280 billion in assets under management, our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

[1] An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CORESM is a service mark of Goldman, Sachs & Co.
Goldman Sachs Research Select FundSM is a service mark of Goldman, Sachs & Co.
Goldman Sachs Internet Tollkeeper FundSM is a service mark of Goldman, Sachs & Co.
*Goldman Sachs International Growth Opportunities Fund was formerly Goldman Sachs International Small Cap Fund.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES
Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
James A. Fitzpatrick, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS FUND MANAGEMENT, L.P.
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probably that the effect of the Fund's investment in IPOs on its total returns may not be as significant.

The Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2001 Goldman, Sachs & Co. All rights reserved. Date of first use: April 29, 2001 / 01- 554

GROWTHSAR / 153K / 4-01